                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                     Distribution Date: 12/17/01

Section 5.2 - Supplement                                          Class A         Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                     0.00             0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                              2,336,250.00       136,149.60       82,723.72         2,555,123.32
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                     64,161,942.34     3,645,538.98    5,103,816.79        72,911,298.11

(iv)   Collections of Finance Charge Receivables                 6,406,174.97       363,984.63      509,584.69         7,279,744.28

(v)    Aggregate Amount of Principal Receivables                                                                  23,779,185,005.36

                                  Investor Interest            450,000,000.00    25,568,000.00   35,795,636.36       511,363,636.36
                                  Adjusted Interest            450,000,000.00    25,568,000.00   35,795,636.36       511,363,636.36

                                                 Series
       Floating Investor Percentage                    2.15%           88.00%            5.00%           7.00%              100.00%
       Fixed Investor Percentage                       2.15%           88.00%            5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.37%
               30 to 59 days                                                                                                  1.55%
               60 to 89 days                                                                                                  1.09%
               90 or more days                                                                                                1.99%
                                                                                                                  ------------------
                                     Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                                   2,052,104.60       116,596.02      163,236.42         2,331,937.04

(viii) Investor Charge-Offs                                              0.00             0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00            0.00

(x)    Net Servicing Fee                                           375,000.00        21,306.67       29,829.70           426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        11.61%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)            450,000,000.00    25,568,000.00   35,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                               2.08000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           6,031,174.97       342,677.96      479,754.99         6,853,607.92

(xxii) Certificate Rate                                              6.23000%         6.39000%        2.60500%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                     Distribution Date: 12/17/01

Section 5.2 - Supplement                                          Class A         Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00              0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                            2,740,833.33        160,416.67      110,055.56          3,011,305.56
       Deficiency Amounts                                              0.00              0.00                                  0.00
       Additional Interest                                             0.00              0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                   78,420,151.74      4,455,690.44    6,237,966.62         89,113,808.80

(iv)   Collections of Finance Charge Receivables               7,829,769.40        444,873.26      622,822.57          8,897,465.23

(v)    Aggregate Amount of Principal Receivables                                                                  23,779,185,005.36

                                     Investor Interest       550,000,000.00     31,250,000.00   43,750,000.00        625,000,000.00
                                     Adjusted Interest       550,000,000.00     31,250,000.00   43,750,000.00        625,000,000.00

                                           Series
       Floating Investor Percentage            2.63%                 88.00%             5.00%           7.00%               100.00%
       Fixed Investor Percentage               2.63%                 88.00%             5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.37%
               30 to 59 days                                                                                                  1.55%
               60 to 89 days                                                                                                  1.09%
               90 or more days                                                                                                1.99%
                                                                                                                 -------------------
                                      Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                                 2,508,127.84        142,507.26      199,510.17          2,850,145.28

(viii) Investor Charge-Offs                                            0.00              0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00            0.00

(x)    Net Servicing Fee                                         458,333.33         26,041.67       36,458.33            520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        11.61%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)          550,000,000.00     31,250,000.00   43,750,000.00        625,000,000.00

(xiv)  LIBOR                                                                                                               2.08000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         7,371,436.07        418,831.59      586,364.23          8,376,631.90

(xxii) Certificate Rate                                            5.98000%          6.16000%        2.83000%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                     Distribution Date: 12/17/01

Section 5.2 - Supplement                                          Class A         Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47       82,440.90           2,658,387.25
       Deficiency Amounts                                                0.00            0.00                                   0.00
       Additional Interest                                               0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii)  Collections of Principal Receivables                     58,741,398.86    3,337,561.66    4,672,763.25          66,751,723.77

(iv)   Collections of Finance Charge Receivables                 5,864,967.07      333,234.99      466,546.65           6,664,748.70

(v)    Aggregate Amount of Principal Receivables                                                                   23,779,185,005.36

                                      Investor Interest        411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86
                                      Adjusted Interest        411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

                                                Series
       Floating Investor Percentage                1.97%               88.00%           5.00%           7.00%                100.00%
       Fixed Investor Percentage                   1.97%               88.00%           5.00%           7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.37%
               30 to 59 days                                                                                                   1.55%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 1.99%
                                                                                                                  ------------------
                                        Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                   1,878,738.24      106,745.92      149,449.95           2,134,934.11

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Net Servicing Fee                                           343,319.17       19,506.67       27,310.37             390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.61%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

(xiv)  LIBOR                                                                                                                2.08000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                           5,521,647.90      313,728.32      439,236.28           6,274,612.50

(xxii) Certificate Rate                                              7.09000%        7.27000%        2.83000%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President